Retirement Plans	12 Months Ended
Dec. 31, 2015
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Retirement Plans
Retirement Plans

Defined Contribution Plan

Any employee of the Company or BOHR, who is at least 21 years of age, and has at least three months of service, is eligible to participate in the VBA Defined Contribution Plan for Hampton Roads Bankshares, Inc. (the “Plan”). Participants may contribute up to 96% of their covered compensation, subject to statutory limitations, and the Company will make matching contributions of 100% of the first 3% of pay and 50% for the next 2% of pay that a participant contributes to the Plan. The Company may also make additional discretionary contributions to the Plan. Participants are fully vested in their contributions and the Company’s match immediately and become fully vested in the Company’s discretionary contributions after three years of service. The Company offers its stock as an investment option under the Plan.

The Company made matching contributions of $838 thousand, $733 thousand, and $790 thousand for the years ended December 31, 2015, 2014, and 2013, respectively.  The Company made no discretionary contributions in 2015, 2014, or 2013.

Supplemental Executive Retirement Plans (“SERP”)

The Company has entered into SERPs with several key employees.  Under these agreements, two employees are eligible to receive an annual benefit payable in fifteen installments each equal to $50 thousand following the attainment of their plan retirement date.  A former employee is eligible to receive a one-time lump sum payment of $600 thousand.  The amount of the funded status is the accrued benefit cost included in other liabilities on the balance sheet which was $849 thousand and $796 thousand as of December 31, 2015, and 2014, respectively.

The Company recognizes expense each year related to the SERPs based on the present value of the benefits expected to be provided to the employees and any beneficiaries.  The Company did not make contributions to fund the supplemental retirement agreements in 2015, 2014, or 2013.  The plans are unfunded and there are no plan assets.  As of December 31, 2015, other than a lump sum payout of approximately $600,000 to a former employee expected to be paid out in 2016, there are no benefit payments expected to be paid over the next ten years.

Board of Directors Retirement Agreement

The Company has entered into retirement agreements with certain members of the Board of Directors.  Participants are eligible for compensation under the plan upon the sixth anniversary of the participant’s first board meeting.  Benefits are to be paid in monthly installments commencing at retirement and ending upon the death, disability, or mutual consent of both parties to the agreement.  Under the plan, the participants continue to serve the Company after retirement by performing certain duties as outlined in the plan document.  During 2015, 2014, and 2013, the Company expensed $39 thousand, $118 thousand, and $21 thousand, respectively, related to this plan.